UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2022
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrant’s telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on November 29, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Summit Midstream GP, LLC, the general partner (the “General Partner”) of Summit Midstream Partners, LP (“SMLP” or the “Partnership”), approved a compensation program pursuant to which each member of the Partnership’s senior management, including the Partnership’s executive officers, were given the opportunity to elect to forfeit none, 50% or 100% of each vesting tranche of his or her previously disclosed outstanding retention cash component awards granted in each of 2020, 2021 and 2022 under the Summit Midstream Partners, LP 2012 Long-Term Incentive Plan in exchange for phantom units to be granted under the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan (the “Plan”). The Compensation Committee made available a maximum of 300,000 phantom units for the program.
On December 9, 2022, the program concluded, with the elections made on December 6, 2022 for phantom units in the aggregate for all senior management participants exceeding the 300,000 maximum. After proportional reductions to electing participants and rounding down for fractional units, a total of 299,981 phantom units were granted at a volume weighted average price of $18.9935 per unit for the three trading days ending on and including December 9, 2022.
Below is a summary of phantom units granted and held for certain executive officers of the General Partner that participated in the cash for phantom unit exchange.

Name and Title	Cash retention forfeited	Phantom units granted	Total phantom and common units held prior to December 9, 2022	Total phantom and common units held at the end of day December 9, 2022
J. Heath Deneke, President, Chief Executive Officer and Director	$3,332,106	175,434	237,256	412,690
William J. Mault, Executive Vice President and Chief Financial Officer	$637,441	33,561	23,372	56,933
James Johnston, Executive Vice President, General Counsel and Chief Compliance Officer	$505,151	26,596	57,672	84,268

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	December 15, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer
2